UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-902-1000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2016

Item 1.	Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 35.5%
Aerospace & Defense – 2.0%
33,758	Airbus Group SE	$ 2,123,245
85,985	BWX Technologies, Inc.	2,574,391
58,750	Esterline Technologies Corp.*(a)	4,624,212
2,189	Honeywell International, Inc.	225,905
597,010	Meggitt PLC	3,105,041
86,047	Orbital ATK, Inc.(a)	7,764,021
9,761	Precision Castparts Corp.(a)	2,293,347
79,485	United Technologies Corp.	6,970,040

		29,680,202

Air Freight & Logistics(a) – 0.2%
27,860	FedEx Corp.	3,702,037

Airlines – 0.1%
26,324	Delta Air Lines, Inc.	1,165,890

Auto Components – 0.1%
13,700	Cie Generale des Etablissements Michelin	1,249,897

Automobiles – 0.1%
40,567	Fiat Chrysler Automobiles NV	285,592
27,500	Kia Motors Corp.	1,044,116

		1,329,708

Beverages – 1.0%
14,560	Anheuser-Busch InBev SA ADR(a)	1,832,231
39,600	Asahi Group Holdings Ltd.	1,271,033
25,624	Carlsberg A/S Class B	2,160,296
63,041	Constellation Brands, Inc. Class A	9,612,492

		14,876,052

Biotechnology(a) – 0.3%
50,947	Gilead Sciences, Inc.	4,228,601

Capital Markets – 1.1%
20,743	Affiliated Managers Group, Inc.*(a)	2,783,503
98,223	Invesco Ltd.	2,939,814
51,206	Legg Mason, Inc.(a)	1,567,928
58,400	LPL Financial Holdings, Inc.(a)	1,776,528
491,214	NorthStar Asset Management Group, Inc.	5,668,610
92,732	OM Asset Management PLC	1,048,799
18,943	State Street Corp.	1,055,693

		16,840,875

Chemicals – 1.4%
6,750	Air Products & Chemicals, Inc.(a)	855,292
170,144	Axalta Coating Systems Ltd.*(a)	4,051,129
15,700	BASF SE	1,046,455
25,400	LANXESS AG	1,048,693
7,400	Linde AG	1,006,956
1,181	LyondellBasell Industries NV Class A	92,083
31,300	Methanex Corp.	834,279
208,203	Olin Corp.	3,526,959

Shares	Description	Value
Common Stocks – (continued)
Chemicals – (continued)
1,013,000	Showa Denko KK	$ 1,109,995
12,500	Solvay SA	1,035,538
18,500	Symrise AG	1,199,711
15,455	The Sherwin-Williams Co.(a)	3,951,380
28,500	Yara International ASA	1,080,427

		20,838,897

Commercial Banks – 2.9%
936,374	Bank of America Corp.(a)	13,240,328
94,255	Bank of the Ozarks, Inc.(a)	4,179,267
102,380	CIT Group, Inc.(a)	3,004,853
186,730	Citigroup, Inc.(a)	7,950,963
103,918	Citizens Financial Group, Inc.	2,208,258
102,400	DNB ASA	1,235,564
19,319	JPMorgan Chase & Co.	1,149,481
124,840	Sberbank of Russia PJSC	691,184
26,843	Signature Bank*(a)	3,740,304
137,800	SpareBank 1 SR Bank ASA	570,356
104,007	Standard Chartered PLC	701,630
96,100	Svenska Handelsbanken AB A Shares	1,209,168
120,397	Western Alliance Bancorp*(a)	3,922,534

		43,803,890

Commercial Services & Supplies – 0.5%
40,800	Caverion Corp.	388,753
160,403	KAR Auction Services, Inc.(a)	5,360,668
42,900	Loomis AB Class B	1,277,609

		7,027,030

Communications Equipment – 0.8%
215,420	Cisco Systems, Inc.(a)	5,124,842
148,363	CommScope Holding Co., Inc.*(a)	3,326,298
40,929	QUALCOMM, Inc.(a)	1,855,721
48,196	Radware Ltd.*	643,899
94,562	Ruckus Wireless, Inc.*	795,266

		11,746,026

Computers & Peripherals – 0.4%
1,093	Samsung Electronics Co. Ltd.	1,057,425
86,988	Western Digital Corp.(a)	4,173,684
26,100	Wincor Nixdorf AG*	1,323,430

		6,554,539

Construction & Engineering – 0.2%
93,354	AECOM*	2,561,634
257,520	Trevi Finanziaria Industriale SpA	430,812
69,800	YIT OYJ	371,865

		3,364,311

Construction Materials – 0.1%
16,081	Eagle Materials, Inc.	860,977
19,100	Imerys SA	1,182,014

		2,042,991

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Finance – 0.5%
12,551	Ally Financial, Inc.*	$ 198,933
71,249	American Express Co.(a)	3,811,822
6,338	Capital One Financial Corp.	415,900
24,189	Discover Financial Services	1,107,614
92,817	Synchrony Financial*	2,637,859

		8,172,128

Containers & Packaging – 0.2%
273,043	Orora Ltd.	426,356
128,870	Owens-Illinois, Inc.*(a)	1,667,578
150,745	Rexam PLC	1,292,512

		3,386,446

Diversified Financial Services – 1.1%
15,850	Berkshire Hathaway, Inc. Class B*	2,056,854
37,710	Groupe Bruxelles Lambert SA	2,867,019
7,873	Intercontinental Exchange, Inc.(a)	2,076,897
33,400	Investor AB	1,118,814
250,985	Leucadia National Corp.(a)	4,156,312
163,021	Voya Financial, Inc.(a)	4,985,182

		17,261,078

Diversified Telecommunication Services – 0.4%
92,529	Cellnex Telecom SAU(b)	1,594,661
71,751	Deutsche Telekom AG	1,249,391
42,909	Sunrise Communications Group AG*(b)	2,528,050

		5,372,102

Electrical Equipment* – 0.0%
28,632	Babcock & Wilcox Enterprises, Inc.	591,251

Electronic Equipment, Instruments & Components – 0.4%
34,158	CDW Corp.	1,313,375
81,800	TE Connectivity Ltd.(a)	4,675,688

		5,989,063

Energy Equipment & Services – 0.1%
41,140	Halliburton Co.(a)	1,307,840
167,100	WorleyParsons Ltd.	409,981

		1,717,821

Food & Staples Retailing – 0.3%
15,247	CVS Health Corp.	1,472,708
85,190	Lenta Ltd.*(b)	503,722
26,576	Walgreens Boots Alliance, Inc.	2,118,639

		4,095,069

Food Products – 0.7%
252,479	Greencore Group PLC	1,402,514
68,780	Orkla ASA	557,215
64,058	The J.M. Smucker Co.	8,219,922

		10,179,651

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies(a) – 0.1%
14,032	Becton Dickinson & Co.	$ 2,039,832

Health Care Providers & Services – 1.8%
44,942	Acadia Healthcare Co., Inc.*(a)	2,742,810
33,729	Aetna, Inc.	3,434,961
132,015	Brookdale Senior Living, Inc.*	2,149,204
4,671	Express Scripts Holding Co.*	335,705
80,304	HCA Holdings, Inc.*(a)	5,587,552
11,592	Humana, Inc.	1,887,062
96,957	Kindred Healthcare, Inc.	936,605
20,361	McKesson Corp.	3,277,714
17,692	Millennium Health LLC	207,881
54,332	Universal Health Services, Inc. Class B(a)	6,119,956

		26,679,450

Health Care Technology*(a) – 0.3%
190,325	IMS Health Holdings, Inc.	4,400,314

Hotels, Restaurants & Leisure – 1.3%
255,830	Aramark(a)	8,173,769
85,614	Carnival Corp.(a)	4,120,602
54,184	Diamond Resorts International, Inc.*	998,069
949,860	Genting Malaysia Bhd	1,025,237
77,600	International Game Technology PLC	1,122,872
8,410	Marriott International, Inc. Class A	515,365
18,912	McDonald’s Corp.(a)	2,340,927
6,719,799	REXLot Holdings Ltd.	—
39,118	Six Flags Entertainment Corp.	1,966,462

		20,263,303

Household Durables – 0.4%
134,367	Barratt Developments PLC	1,152,561
30,668	Bellway PLC	1,217,755
74,700	Duni AB	1,118,261
4,881	Garmin Ltd.	171,714
39,700	Persimmon PLC*	1,158,417
418,214	Taylor Wimpey PLC	1,153,159

		5,971,867

Household Products – 0.1%
17,990	Henkel AG & Co. KGaA	1,658,849

Independent Power Producers & Energy Traders*(a) – 0.2%
198,871	Calpine Corp.	3,044,715

Industrial Conglomerates – 0.4%
149,470	General Electric Co.(a)	4,349,577
8,850	Jardine Matheson Holdings Ltd.	464,933
37,310	Jardine Strategic Holdings Ltd.	1,021,907

		5,836,417

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Insurance – 2.1%
3,534	Alleghany Corp.*(a)	$ 1,688,969
174,691	American International Group, Inc.(a)	9,866,548
10,572	AmTrust Financial Services, Inc.	604,613
162,715	Aon PLC(a)	14,291,258
10,930	Endurance Specialty Holdings Ltd.	676,895
10,500	Hannover Rueck SE	1,105,100
5,164	Loews Corp.	191,120
15,139	MetLife, Inc.	675,956
5,800	Muenchener Rueckversicherungs AG	1,117,494
11,158	Willis Towers Watson PLC	1,277,256

		31,495,209

Internet & Catalog Retail* – 0.3%
130,190	Liberty Interactive Corp. QVC Group Class A	3,392,751
20,872	Liberty Ventures Series A	820,896

		4,213,647

Internet Software & Services – 1.3%
11,386	Alphabet, Inc. Class A*(a)	8,668,731
3,106	Alphabet, Inc. Class C*(a)	2,307,603
27,739	Facebook, Inc. Class A*	3,112,593
84,649	IAC/InterActiveCorp.(a)	4,396,669
60,601	Rackspace Hosting, Inc.*	1,224,746

		19,710,342

IT Services – 0.2%
48,806	Computer Sciences Corp.	1,565,208
23,996	CSRA, Inc.	642,613
68,600	Infosys Ltd. ADR	1,228,626

		3,436,447

Life Sciences Tools & Services – 0.3%
21,190	Thermo Fisher Scientific, Inc.	2,798,351
102,476	VWR Corp.*	2,506,563

		5,304,914

Machinery – 0.3%
4,834	Allison Transmission Holdings, Inc.	115,001
26,700	Kone OYJ Class B	1,173,575
40,000	Konecranes OYJ	887,693
41,680	Pentair PLC(a)	1,963,962

		4,140,231

Media – 4.3%
19,844	CBS Corp. Class B	942,590
9,925	Charter Communications, Inc. Class A*	1,700,748
164,924	DISH Network Corp. Class A*	7,960,881
17,091	IPSOS	350,482
161,467	JCDecaux SA	6,357,948
49,072	Liberty Global PLC Class A*	1,688,568
31,415	Liberty Global PLC LiLAC Class A*	1,105,808
135,154	Liberty Global PLC Series C*	4,501,980
103,615	Liberty Media Corp. Class A*	3,794,381

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
62,545	Naspers Ltd.	$ 7,904,001
242,689	News Corp. Class A(a)	3,147,676
3,209	Quebecor, Inc. Class B	81,319
90,403	Sinclair Broadcast Group, Inc. Class A	2,983,299
44,145	The Interpublic Group of Cos., Inc.(a)	990,614
8,265	The Madison Square Garden Co. Class A*	1,273,471
14,802	Time Warner Cable, Inc.	2,694,112
201,326	Time Warner, Inc.	14,181,403
156,840	WPP PLC	3,410,876

		65,070,157

Metals & Mining – 0.5%
680,060	Alcoa, Inc.(a)	4,957,637
44,200	BHP Billiton PLC ADR	868,530
87,373	Ferroglobe PLC	742,671
61,560	MMC Norilsk Nickel PJSC ADR	709,787

		7,278,625

Multiline Retail – 0.4%
61,265	Dollar Tree, Inc.*(a)	4,982,070
78,312	Hudson’s Bay Co.	967,091

		5,949,161

Oil, Gas & Consumable Fuels – 0.5%
64,611	CONSOL Energy, Inc.	513,011
178,430	Gazprom PAO ADR	640,564
20,460	Lukoil PJSC ADR	696,071
46,375	Occidental Petroleum Corp.(a)	3,191,991
4,392	Phillips 66	352,019
80,300	Rosneft OAO GDR	285,065
34,300	Sasol Ltd.	902,314
552,900	Surgutneftegas OAO	337,295
9,006	Teekay Corp.	61,691
597,200	Thai Oil PCL	1,083,904

		8,063,925

Paper & Forest Products* – 0.0%
15,528	Clearwater Paper Corp.	608,076

Personal Products – 0.1%
51,700	Unilever NV	2,290,111

Pharmaceuticals – 1.5%
59,965	Allergan PLC*	17,055,845
342	Allergan, Inc.*	97,275
14,700	Novartis AG	1,138,859
17,404	Shire PLC ADR	2,929,093
17,200	Teva Pharmaceutical Industries Ltd. ADR	1,057,456

		22,278,528

Real Estate Investment Trusts – 0.4%
122,006	Ryman Hospitality Properties, Inc.(a)	5,728,182
49,412	Xenia Hotels & Resorts, Inc.	722,897

		6,451,079

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.4%
87,429	Countrywide PLC	$ 438,556
174,923	Realogy Holdings Corp.*	5,737,474

		6,176,030

Road & Rail*(a) – 0.2%
53,077	Old Dominion Freight Line, Inc.	2,910,212

Semiconductors & Semiconductor Equipment – 0.2%
52,500	Analog Devices, Inc.(a)	2,827,650
1,646	MModal, Inc.	22,215
43,865	SunEdison, Inc.*	137,297

		2,987,162

Software – 1.7%
44,739	Citrix Systems, Inc.*(a)	3,152,310
29,080	CommVault Systems, Inc.*	1,091,082
14,439	Intuit, Inc.	1,379,069
137,113	Microsoft Corp.(a)	7,553,555
302,150	Oracle Corp.(a)	10,971,066
59,788	PTC, Inc.*	1,770,323

		25,917,405

Specialty Retail* – 0.1%
36,131	Asbury Automotive Group, Inc.	1,701,047

Textiles, Apparel & Luxury Goods – 0.1%
7,200	Christian Dior SE	1,217,711

Thrifts & Mortgage Finance* – 0.0%
56,329	Nationstar Mortgage Holdings, Inc.	568,923

Trading Companies & Distributors* – 0.2%
12,212	AerCap Holdings NV	375,031
123,250	HD Supply Holdings, Inc.	3,237,777

		3,612,808

Transportation Infrastructure – 0.3%
384,086	BBA Aviation PLC	894,791
46,874	Macquarie Infrastructure Corp.	3,143,370

		4,038,161

Water Utilities – 0.1%
698,000	Guangdong Investment Ltd.	893,051

Wireless Telecommunication Services – 0.5%
35,300	Freenet AG	1,097,756
48,800	KDDI Corp.	1,235,743
151,096	T-Mobile US, Inc.*(a)	6,066,504

		8,400,003

TOTAL COMMON STOCKS (Cost $575,190,336)		$ 539,823,267

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 16.9%
Aerospace & Defense – 0.2%
Bombardier, Inc.(b)
$554,000	7.750%		03/15/20	$ 437,660
200,000	5.750		03/15/22	137,500
400,000	6.125		01/15/23	276,000
1,000,000	7.500	(c)	03/15/25	687,500
Moog, Inc.(b)(c)
273,000	5.250		12/01/22	276,413

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Aerospace & Defense – (continued)
Orbital ATK, Inc.(c)
$200,000	5.250%	10/01/21	$ 202,000
Oshkosh Corp.(c)
300,000	5.375	03/01/22	302,250
27,000	5.375	03/01/25	26,730
Spirit AeroSystems, Inc.(c)
510,000	5.250	03/15/22	517,650

			2,863,703

Automotive(c) – 0.1%
Affinia Group, Inc.
85,000	7.750	05/01/21	87,125
Schaeffler Finance BV(b)
1,121,000	4.250	05/15/21	1,102,784
Schaeffler Holding Finance BV(b)(d)
625,000	6.750	11/15/22	652,344

			1,842,253

Banks(c)(e) – 0.1%
JPMorgan Chase & Co.
665,000	5.150	05/01/49	633,479
285,000	6.000	08/01/49	284,466
Lloyds Banking Group PLC
1,020,000	7.500	06/27/49	1,053,150

			1,971,095

Building Materials – 0.1%
Gibraltar Industries, Inc.(c)
1,600,000	6.250	02/01/21	1,600,000
Norbord, Inc.(b)
300,000	5.375	12/01/20	300,750

			1,900,750

Chemicals(c) – 0.4%
Aruba Investments, Inc.(b)
670,000	8.750	02/15/23	636,500
Cornerstone Chemical Co.(b)
1,495,000	9.375	03/15/18	1,330,550
Hexion, Inc.
2,010,000	10.000	04/15/20	1,663,275
Rain CII Carbon LLC/CII Carbon Corp.(b)
1,490,000	8.000	12/01/18	1,240,425
1,235,000	8.250	01/15/21	932,425
SPCM SA(b)
49,000	6.000	01/15/22	49,015

			5,852,190

Consumer Cyclical Services(c) – 0.7%
APX Group, Inc.
65,000	6.375	12/01/19	61,994
2,410,000	8.750	12/01/20	1,928,000
Ashtead Capital, Inc.(b)
615,000	6.500	07/15/22	627,300
CEB, Inc.(b)
120,000	5.625	06/15/23	119,550
Cenveo Corp.(b)
240,000	6.000	08/01/19	165,600
1,810,000	8.500	09/15/22	868,800

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Cyclical Services(c) – (continued)
Ceridian HCM Holding, Inc.(b)
	$250,000	11.000%		03/15/21	$ 197,500
First Data Corp.(b)
	600,000	5.000		01/15/24	601,500
Iron Mountain, Inc.
	1,000,000	6.000		08/15/23	1,040,000
	989,000	5.750		08/15/24	959,330
Monitronics International, Inc.
	2,145,000	9.125		04/01/20	1,699,912
Multi-Color Corp.(b)
	1,000,000	6.125		12/01/22	992,500
United Rentals North America, Inc.
	695,000	4.625		07/15/23	675,888

					9,937,874

Consumer Noncyclical(c) – 0.1%
NeuStar, Inc.
	1,445,000	4.500		01/15/23	1,184,900

Consumer Products - Household & Leisure(c) – 0.2%
Elizabeth Arden, Inc.
	703,000	7.375		03/15/21	463,980
Spectrum Brands, Inc.(b)
	1,775,000	5.750		07/15/25	1,821,594

					2,285,574

Distributor(c) – 0.0%
AmeriGas Finance LLC/AmeriGas Finance Corp.
	300,000	6.750		05/20/20	297,000

Diversified Financial Services(c) – 0.3%
Alphabet Holding Co., Inc.(d)
	622,000	7.750		11/01/17	609,560
Bankrate, Inc.(b)
	1,500,000	6.125		08/15/18	1,488,750
Credit Acceptance Corp.
	870,000	6.125		02/15/21	828,675
	175,000	7.375	(b)	03/15/23	169,750
Ocwen Financial Corp.
	1,010,000	6.625		05/15/19	888,800

					3,985,535

Energy – 0.6%
Altice US Finance SA(b)(c)
	630,000	7.750		07/15/25	579,600
Basic Energy Services, Inc.(c)
	350,000	7.750		10/15/22	92,750
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(c)
	2,438,000	6.125		11/15/22	1,785,835
CITGO Holding, Inc.(b)
	640,000	10.750		02/15/20	608,000
CITGO Petroleum Corp.(b)(c)
	2,000,000	6.250		08/15/22	1,915,000
Energy Transfer Equity LP(c)
	1,585,000	5.875		01/15/24	1,220,450
	520,000	5.500		06/01/27	366,600
EXCO Resources, Inc.(c)
	335,000	8.500		04/15/22	56,950
Parker Drilling Co.(c)
	1,280,000	6.750		07/15/22	771,200
Petrobras Global Finance BV
	380,000	6.750		01/27/41	238,169
	1,110,000	6.850		06/05/15	696,819
Rapid Holding GmbH(b)(c)
EUR	265,000	6.625		11/15/20	292,991

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Seventy Seven Energy, Inc.(c)
$205,000	6.500%		07/15/22	$ 7,175
Southern Star Central Corp.(b)(c)
180,000	5.125		07/15/22	151,200
Western Refining Logistics LP/WNRL Finance Corp.(c)
285,000	7.500		02/15/23	259,350
YPF SA(b)
230,000	8.750		04/04/24	220,570

				9,262,659

Energy - Exploration & Production – 0.7%
Alpha Natural Resources, Inc.(f)
100,000	3.750		12/15/17	188
825,000	6.000	(c)	06/01/19	2,063
300,000	6.250	(c)	06/01/21	375
California Resources Corp.(c)
15,000	5.000		01/15/20	3,000
48,000	5.500		09/15/21	9,120
200,000	8.000	(b)	12/15/22	79,000
15,000	6.000		11/15/24	2,812
CONSOL Energy, Inc.(c)
2,500,000	5.875		04/15/22	1,612,500
1,000,000	8.000		04/01/23	637,500
Halcon Resources Corp.(b)(c)
1,000,000	8.625		02/01/20	630,000
Jupiter Resources, Inc.(b)(c)
1,785,000	8.500		10/01/22	606,900
Kosmos Energy Ltd.(b)(c)
1,040,000	7.875		08/01/21	772,200
Linn Energy LLC/Linn Energy Finance Corp.(c)
2,775,000	7.250		11/01/19	333,000
MEG Energy Corp.(b)(c)
600,000	6.500		03/15/21	340,500
450,000	6.375		01/30/23	231,750
780,000	7.000		03/31/24	407,550
Memorial Production Partners LP/Memorial Production Finance Corp.(c)
1,574,000	7.625		05/01/21	487,940
1,115,000	6.875		08/01/22	323,350
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(c)
100,000	10.000		06/01/20	28,500
951,000	10.750		10/01/20	42,795
245,000	9.250		06/01/21	11,025
Murray Energy Corp.(b)(c)
1,990,000	11.250		04/15/21	278,600
Newfield Exploration Co.(c)
1,400,000	5.375		01/01/26	1,127,000
PDC Energy, Inc.(c)
1,500,000	7.750		10/15/22	1,425,000
Peabody Energy Corp.
95,000	6.250		11/15/21	5,937
Rice Energy, Inc.(c)
300,000	6.250		05/01/22	225,000
SandRidge Energy, Inc.(c)
885,000	7.500		02/15/23	2,212
SM Energy Co.(c)
117,000	6.125		11/15/22	67,275
Walter Energy, Inc.(c)(f)
40,000	9.875		12/15/20	4
125,000	8.500		04/15/21	13
Whiting Petroleum Corp.(c)
300,000	6.500		10/01/18	179,250
2,300,000	6.250		04/01/23	1,443,250

				11,315,609

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy - Services(c) – 0.1%
Basic Energy Services, Inc.
$1,625,000	7.750%		02/15/19	$ 434,687
Hiland Partners LP/Hiland Partners Finance Corp.(b)
400,000	7.250		10/01/20	392,000
1,434,000	5.500		05/15/22	1,283,601

				2,110,288

Entertainment & Leisure(c) – 0.5%
AMC Entertainment, Inc.
500,000	5.875		02/15/22	512,500
750,000	5.750		06/15/25	759,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
150,000	5.250		03/15/21	154,125
1,130,000	5.375		06/01/24	1,149,775
Cinemark USA, Inc.
2,000,000	4.875		06/01/23	1,977,500
Guitar Center, Inc.(b)
1,100,000	6.500		04/15/19	924,000
2,259,000	9.625		04/15/20	1,541,767
Regal Entertainment Group
400,000	5.750		03/15/22	404,000
Six Flags Entertainment Corp.(b)
500,000	5.250		01/15/21	508,750

				7,931,792

Environmental(c) – 0.0%
Clean Harbors, Inc.
510,000	5.125		06/01/21	513,825

Finance – 0.3%
Ally Financial, Inc.
200,000	3.500		01/27/19	195,000
1,800,000	5.125		09/30/24	1,822,500
CIT Group, Inc.(b)
600,000	5.500		02/15/19	621,000
Harland Clarke Holdings Corp.(b)(c)
1,250,000	9.250		03/01/21	865,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)
360,000	4.875		03/15/19	331,200
300,000	5.875		02/01/22	268,125
Walter Investment Management Corp.
467,000	4.500		11/01/19	263,855
900,000	7.875	(c)	12/15/21	652,500

				5,019,805

Food & Beverage(c) – 0.2%
B&G Foods, Inc.
2,000,000	4.625		06/01/21	2,002,500
CVS Health Corp.(b)
1,250,000	4.750		12/01/22	1,353,892

				3,356,392

Gaming – 1.0%
Affinity Gaming/Affinity Gaming Finance Corp.(c)
450,000	9.000		05/15/18	452,250
Caesars Entertainment Operating Co., Inc.(c)(f)
220,000	11.250		06/01/17	159,500
1,865,000	9.000		02/15/20	1,383,025
Chester Downs & Marina LLC(b)(c)
3,025,000	9.250		02/01/20	2,117,500
Inn of the Mountain Gods Resort & Casino(b)(c)(g)
275,000	9.250		11/30/20	252,313

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Gaming – (continued)
MGM Resorts International
$2,013,000	6.625%	12/15/21	$ 2,073,390
Mohegan Tribal Gaming Authority(c)
2,775,000	9.750	09/01/21	2,716,031
Pinnacle Entertainment, Inc.(c)
1,100,000	7.500	04/15/21	1,146,750
Scientific Games International, Inc.(c)
1,155,000	10.000	12/01/22	814,275
Seminole Hard Rock Entertainment, Inc.(b)(c)
1,731,000	5.875	05/15/21	1,739,655
Shingle Springs Tribal Gaming Authority(b)(c)
1,755,000	9.750	09/01/21	1,829,587

			14,684,276

Health Care - Medical Products(c) – 0.3%
Fresenius Medical Care US Finance II, Inc.(b)
1,300,000	4.750	10/15/24	1,300,000
Grifols Worldwide Operations Ltd.
2,100,000	5.250	04/01/22	2,121,000
Halyard Health, Inc.
1,000,000	6.250	10/15/22	968,750
Immucor, Inc.
70,000	11.125	08/15/19	56,700

			4,446,450

Health Care - Pharmaceuticals – 0.5%
Mallinckrodt International Finance SA
1,000,000	4.750	04/15/23	872,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)(c)
435,000	5.750	08/01/22	415,425
1,500,000	5.500	04/15/25	1,351,875
Quintiles Transnational Corp.(b)(c)
2,000,000	4.875	05/15/23	2,025,000
Valeant Pharmaceuticals International, Inc.(b)(c)
850,000	6.750	08/15/18	843,625
1,310,000	7.500	07/15/21	1,298,537
480,000	6.125	04/15/25	431,400

			7,238,362

Health Care - Services – 1.0%
Acadia Healthcare Co., Inc.(c)
980,000	5.125	07/01/22	901,600
1,361,000	5.625	02/15/23	1,265,730
Amsurg Corp.(c)
2,104,000	5.625	07/15/22	2,104,000
Centene Escrow Corp.
440,000	5.625	02/15/21	447,700
440,000	6.125	02/15/24	451,000
CHS/Community Health Systems, Inc.(c)
150,000	8.000	11/15/19	149,250
800,000	5.125	08/01/21	804,000
DaVita HealthCare Partners, Inc.(c)
500,000	5.125	07/15/24	501,875
2,308,000	5.000	05/01/25	2,261,840
HCA, Inc.
1,495,000	5.875	05/01/23	1,558,537
171,000	5.375	02/01/25	172,924
2,000,000	5.250	04/15/25	2,050,000
Kindred Healthcare, Inc.(c)
1,390,000	6.375	04/15/22	1,132,850
Select Medical Corp.(c)
585,000	6.375	06/01/21	497,250

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care - Services – (continued)
Tenet Healthcare Corp.
$75,000	6.000%		10/01/20	$ 79,500

				14,378,056

Home Construction – 0.0%
Masonite International Corp.(b)(c)
215,000	5.625		03/15/23	220,375
The ServiceMaster Co. LLC
255,000	7.450		08/15/27	251,813
100,000	7.250		03/01/38	91,250

				563,438

Life Insurance – 0.0%
Genworth Holdings, Inc.
90,000	7.200		02/15/21	62,100
430,000	6.150	(c)(e)	11/15/66	115,025

				177,125

Lodging(b)(c) – 0.1%
Interval Acquisition Corp.
1,500,000	5.625		04/15/23	1,492,500

Machinery(b) – 0.1%
Boart Longyear Management Pty Ltd.
1,400,000	10.000		10/01/18	981,750
325,000	7.000	(c)	04/01/21	113,750

				1,095,500

Media - Broadcasting & Radio(c) – 0.8%
Cumulus Media Holdings, Inc.
1,910,000	7.750		05/01/19	744,900
iHeartCommunications, Inc.
180,000	9.000		12/15/19	122,400
1,290,542	14.000	(d)	02/01/21	322,635
1,080,000	9.000		03/01/21	702,000
LIN Television Corp.
750,000	5.875		11/15/22	753,750
Nexstar Broadcasting, Inc.
580,000	6.875		11/15/20	584,350
500,000	6.125	(b)	02/15/22	487,500
Sinclair Television Group, Inc.
600,000	5.375		04/01/21	601,500
1,850,000	5.625	(b)	08/01/24	1,799,125
Sirius XM Radio, Inc.(b)
1,000,000	4.625		05/15/23	977,500
1,000,000	6.000		07/15/24	1,042,500
750,000	5.375		04/15/25	746,250
Townsquare Media, Inc.(b)
940,000	6.500		04/01/23	874,200
Univision Communications, Inc.(b)
1,400,000	8.500		05/15/21	1,393,000
1,500,000	5.125		02/15/25	1,417,500

				12,569,110

Media - Cable – 1.3%
Altice US Finance I Corp.(b)(c)
1,582,000	5.375		07/15/23	1,587,932
Cable One, Inc.(b)(c)
1,667,000	5.750		06/15/22	1,679,502
Cablevision Systems Corp.
250,000	7.750		04/15/18	253,750
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
2,000,000	5.125		02/15/23	1,990,000

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media - Cable – (continued)
CCO Safari II LLC(b)(c)
$750,000	4.908%		07/23/25	$ 748,168
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b)(c)
400,000	7.750		07/15/25	368,000
CSC Holdings LLC
220,000	8.625		02/15/19	233,750
1,325,000	6.750		11/15/21	1,308,438
200,000	5.250		06/01/24	176,500
DISH DBS Corp.
120,000	5.000		03/15/23	104,400
400,000	5.875		11/15/24	356,000
Midcontinent Communications & Midcontinent Finance Corp.(b)(c)
200,000	6.250		08/01/21	202,000
Neptune Finco Corp.(b)(c)
615,000	10.125		01/15/23	647,288
375,000	6.625		10/15/25	386,719
910,000	10.875		10/15/25	965,738
Numericable - SFR SAS(b)(c)
1,300,000	6.000		05/15/22	1,282,125
700,000	6.250		05/15/24	677,600
Time Warner Cable, Inc.
625,000	6.750		06/15/39	623,981
Videotron Ltd.
500,000	5.000		07/15/22	503,750
2,247,000	5.375	(b)(c)	06/15/24	2,252,617
Virgin Media Secured Finance PLC(b)(c)
450,000	5.375		04/15/21	460,125
2,150,000	5.250		01/15/26	2,128,500

				18,936,883

Media - Non Cable(c) – 0.9%
Liberty Interactive LLC
1,672,407	4.000		11/15/29	940,729
680,716	3.750		02/15/30	377,797
Nielsen Finance LLC/Nielsen Finance Co.(b)
1,080,000	5.000		04/15/22	1,088,100
Outfront Media Capital LLC/Outfront Media Capital Corp.
500,000	5.250		02/15/22	511,250
2,180,000	5.875		03/15/25	2,207,250
Radio One, Inc.(b)
1,205,000	9.250		02/15/20	951,950
725,000	7.375		04/15/22	652,500
TEGNA, Inc.
2,000,000	4.875	(b)	09/15/21	2,010,000
500,000	6.375		10/15/23	528,750
The McClatchy Co.
1,280,000	9.000		12/15/22	1,123,200
VeriSign, Inc.
1,000,000	4.625		05/01/23	977,500
1,500,000	5.250		04/01/25	1,477,500

				12,846,526

Metals & Mining – 0.3%
Glencore Finance Canada Ltd.(b)
200,000	4.950		11/15/21	144,138
300,000	4.250		10/25/22	205,500
300,000	6.000		11/15/41	192,000
400,000	5.550		10/25/42	252,750
Glencore Funding LLC(b)
600,000	3.125		04/29/19	457,140
200,000	2.875		04/16/20	143,000
300,000	4.625		04/29/24	203,700
Hecla Mining Co.(c)
421,000	6.875		05/01/21	254,705

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Metals & Mining – (continued)
IAMGOLD Corp.(b)(c)
$2,775,000	6.750%	10/01/20	$ 1,765,594
New Gold, Inc.(b)(c)
1,820,000	6.250	11/15/22	1,360,450

			4,978,977

Packaging – 0.5%
Ball Corp.
2,380,000	5.250	07/01/25	2,445,450
Owens-Brockway Glass Container, Inc.(b)
350,000	5.875	08/15/23	343,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(c)
1,933,000	5.750	10/15/20	1,933,000
Sealed Air Corp.(b)(c)
1,200,000	5.125	12/01/24	1,209,000
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc.(b)(c)
1,200,000	6.375	05/01/22	990,000

			6,920,450

Pipelines – 0.9%
Genesis Energy LP/Genesis Energy Finance Corp.(c)
1,024,000	6.750	08/01/22	819,200
888,000	6.000	05/15/23	674,880
1,300,000	5.625	06/15/24	949,000
Gibson Energy, Inc.(b)(c)
84,000	6.750	07/15/21	78,330
MPLX LP(b)(c)
1,500,000	4.875	12/01/24	1,162,500
ONEOK, Inc.(c)
935,000	7.500	09/01/23	757,350
PBF Logistics LP/PBF Logistics Finance Corp.(c)
1,520,000	6.875	05/15/23	1,288,200
Rockies Express Pipeline LLC(b)
365,000	6.000	01/15/19	343,100
1,250,000	5.625	04/15/20	1,112,500
Rose Rock Midstream LP/Rose Rock Finance Corp.(c)
1,673,000	5.625	07/15/22	886,690
900,000	5.625	11/15/23	477,000
Sabine Pass Liquefaction LLC(c)
1,265,000	5.625	02/01/21	1,163,800
1,625,000	5.625	04/15/23	1,430,000
125,000	5.750	05/15/24	109,062
1,320,000	5.625	03/01/25	1,135,200
SemGroup Corp.(c)
95,000	7.500	06/15/21	73,388
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
1,301,000	5.500	08/15/22	819,630
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
1,250,000	5.250	05/01/23	968,750

			14,248,580

Property Insurance(b)(c) – 0.1%
Hub International Ltd.
800,000	7.875	10/01/21	700,000

Real Estate(c) – 0.1%
Communications Sales & Leasing, Inc./CSL Capital LLC(b)
350,000	6.000	04/15/23	333,375
Kennedy-Wilson, Inc.
430,000	5.875	04/01/24	409,575
RHP Hotel Properties LP/RHP Finance Corp.
600,000	1.000	04/15/21	606,000
675,000	5.000	04/15/23	669,938

			2,018,888

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailers – 1.0%
Claire’s Stores, Inc.(c)
$2,270,000	8.875%		03/15/19	$ 459,675
1,085,000	9.000	(b)	03/15/19	634,725
305,000	7.750	(b)	06/01/20	39,650
Dollar Tree, Inc.(b)(c)
200,000	5.750		03/01/23	211,000
Ferrellgas LP/Ferrellgas Finance Corp.(c)
865,000	6.750		01/15/22	674,700
GameStop Corp.(b)(c)
1,400,000	5.500		10/01/19	1,373,383
Hema Bondco I BV(b)(c)
700,000	5.122	(e)	06/15/19	529,172
180,000	6.250		06/15/19	141,104
Hot Topic, Inc.(b)(c)
395,000	9.250		06/15/21	354,019
L Brands, Inc.
500,000	5.625		02/15/22	536,250
650,000	6.875	(b)	11/01/35	671,937
New Albertsons, Inc.
460,000	7.750		06/15/26	395,600
1,200,000	7.450		08/01/29	964,500
515,000	8.700		05/01/30	453,200
1,225,000	8.000		05/01/31	1,045,844
Rite Aid Corp.
430,000	6.125	(b)(c)	04/01/23	452,575
35,000	7.700		02/15/27	41,256
490,000	6.875	(b)	12/15/28	536,550
Supervalu, Inc.(c)
230,000	6.750		06/01/21	193,487
665,000	7.750		11/15/22	555,275
The Bon-Ton Department Stores, Inc.(c)
1,980,000	8.000		06/15/21	764,775
Toys R US, Inc.
1,735,000	10.375	(c)	08/15/17	1,476,919
3,650,000	7.375		10/15/18	2,409,000
Yum! Brands, Inc.
725,000	6.875		11/15/37	627,125

				15,541,721

Technology - Hardware – 0.5%
Advanced Micro Devices, Inc.
1,415,000	7.750	(c)	08/01/20	898,525
620,000	7.500		08/15/22	385,950
2,155,000	7.000	(c)	07/01/24	1,330,712
CDW LLC/CDW Finance Corp.(c)
500,000	5.000		09/01/23	507,500
CommScope, Inc.(b)(c)
1,085,000	5.000		06/15/21	1,041,600
Flextronics International Ltd.
500,000	5.000		02/15/23	497,105
NXP BV/NXP Funding LLC(b)(c)
500,000	5.750		02/15/21	513,750
Sensata Technologies BV(b)
2,500,000	5.000		10/01/25	2,387,500

				7,562,642

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology - Software/Services(c) – 0.6%
Audatex North America, Inc.(b)
$2,080,000	6.125%		11/01/23	$ 2,095,600
BMC Software Finance, Inc.(b)
1,375,000	8.125		07/15/21	849,062
Boxer Parent Co., Inc.(b)(d)
2,090,000	9.000		10/15/19	1,191,300
Equinix, Inc.
1,700,000	5.750		01/01/25	1,751,000
Global A&T Electronics Ltd.(b)
625,000	10.000		02/01/19	464,063
MSCI, Inc.(b)
2,601,750	5.250		11/15/24	2,673,298

				9,024,323

Telecommunications - Cellular(c) – 0.3%
Altice Finco SA(b)
530,000	8.125		01/15/24	509,462
180,000	7.625		02/15/25	164,250
SoftBank Group Corp.
2,600,000	6.000		07/30/25	2,632,500
T-Mobile USA, Inc.
1,200,000	6.625		04/01/23	1,227,000

				4,533,212

Telecommunications - Satellites(c) – 0.1%
Intelsat Jackson Holdings SA
75,000	7.500		04/01/21	64,500
550,000	5.500		08/01/23	437,250
Intelsat Luxembourg SA
1,810,000	7.750		06/01/21	787,350

				1,289,100

Textile & Apparel – 0.1%
Nine West Holdings, Inc.(b)
3,420,000	8.250		03/15/19	760,950
The William Carter Co.(c)
185,000	5.250		08/15/21	191,013

				951,963

Transportation – 0.2%
Air Medical Merger Sub Corp.(b)(c)
470,000	6.375		05/15/23	415,950
Algeco Scotsman Global Finance PLC(b)(c)
1,390,000	8.500		10/15/18	1,084,200
110,000	9.000		10/15/18	90,564
Bluewater Holding BV(b)(c)
200,000	10.000		12/10/19	107,000
Navistar International Corp.
420,000	4.500		10/15/18	198,975
641,000	4.750		04/15/19	266,816
2,400,000	8.250	(c)	11/01/21	1,500,000

				3,663,505

Utilities(b)(c)(f) – 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
1,900,000	11.500		10/01/20	593,750

Utilities - Distribution(c) – 0.0%
Ferrellgas LP/Ferrellgas Finance Corp.
200,000	6.500		05/01/21	158,000

Utilities - Electric – 0.2%
GenOn Americas Generation LLC
1,265,000	8.500		10/01/21	809,600
495,000	9.125		05/01/31	301,950

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Utilities - Electric – (continued)
Illinois Power Generating Co.
$500,000	6.300%		04/01/20	$ 220,000
1,825,000	7.950		06/01/32	812,125
Talen Energy Supply LLC(b)(c)
1,600,000	4.625		07/15/19	1,224,000

				3,367,675

Utilities - Pipelines(c) – 0.1%
Kinder Morgan, Inc.(b)
150,000	5.000		02/15/21	143,054
Regency Energy Partners LP/Regency Energy Finance Corp.
500,000	5.875		03/01/22	448,750
1,000,000	5.000		10/01/22	840,000

				1,431,804

Wireless Telecommunications – 0.9%
Aegis Merger Sub, Inc.(b)(c)
445,000	10.250		02/15/23	421,638
Altice Financing SA(b)(c)
1,695,000	6.500		01/15/22	1,688,644
595,000	6.625		02/15/23	586,075
Altice Luxembourg SA(b)(c)
200,000	7.750		05/15/22	185,000
Anixter, Inc.(b)
140,000	5.500		03/01/23	137,900
Digicel Group Ltd.(b)(c)
500,000	8.250		09/30/20	399,250
Digicel Ltd.(b)(c)
1,565,000	6.000		04/15/21	1,351,769
565,000	6.750		03/01/23	471,775
DigitalGlobe, Inc.(b)(c)
2,400,000	5.250		02/01/21	2,100,000
Hughes Satellite Systems Corp.
1,065,000	7.625		06/15/21	1,147,537
Inmarsat Finance PLC(b)(c)
2,000,000	4.875		05/15/22	1,981,240
Sprint Capital Corp.
325,000	6.875		11/15/28	214,500
205,000	8.750		03/15/32	144,525
Sprint Corp.
2,225,000	7.875		09/15/23	1,574,187
605,000	7.125		06/15/24	409,888
860,000	7.625	(c)	02/15/25	584,800
Wind Acquisition Finance SA(b)(c)
604,000	4.750		07/15/20	594,195

				13,992,923

Wirelines Telecommunications – 0.4%
Anixter, Inc.
2,142,000	5.125		10/01/21	2,104,515
CenturyLink, Inc.
277,000	5.625		04/01/20	272,357
1,899,000	5.625	(c)	04/01/25	1,607,655
CommScope Technologies Finance LLC(b)(c)
600,000	6.000		06/15/25	583,500
Frontier Communications Corp.
180,000	10.500	(b)(c)	09/15/22	174,600
500,000	7.125		01/15/23	417,500
1,295,000	7.625		04/15/24	1,084,563

				6,244,690

TOTAL CORPORATE OBLIGATIONS (Cost $300,854,476)				$ 257,281,673

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities(b)(e) – 0.1%
Collateralized Loan Obligations – 0.1%
Carlyle Global Market Strategies CLO Ltd. Series 2015-1, Class E1
$500,000	5.617%		04/20/27	$ 372,679
Jamestown CLO XI Ltd. Series 2015-6A, Class C
525,000	3.583		02/20/27	435,988
Jamestown CLO XI Ltd. Series 2015-6A, Class D
500,000	5.083		02/20/27	328,048

TOTAL ASSET-BACKED SECURITIES (Cost $1,368,506)				$ 1,136,715

Municipal Debt Obligations – 0.2%
Puerto Rico – 0.1%
Puerto Rico Commonwealth GO Bonds (Unrefunded) (Balance-Public Improvement) Series A
$115,000	5.000%		07/01/33	$ 71,875
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
70,000	5.125		07/01/37	43,838
25,000	5.000		07/01/41	15,625
Puerto Rico Commonwealth GO Bonds Series 2007 A
85,000	5.250		07/01/37	53,231
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,290,000	8.000		07/01/35	923,962

				1,108,531

Texas – 0.1%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
1,275,000	8.250		07/01/24	1,275,383

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $2,532,545)				$ 2,383,914

U.S. Treasury Obligations – 4.2%
United States Treasury Notes
$20,000,000	2.625	%(a)	02/29/16	$ 20,034,399
22,000,000	0.250	(a)	04/15/16	21,994,280
22,000,000	1.750		05/31/16	22,094,512

TOTAL U.S. TREASURY OBLIGATIONS (Cost $64,130,858)				$ 64,123,191

Bank Loans(h) – 3.6%
Automotive - Parts – 0.1%
Evergreen Skills Lux S.a.r.l.
$1,394,631	5.750%		04/28/21	$ 1,016,770
INA Beteiligungsgesellschaft mbH
101,538	4.250		05/15/20	101,553

				1,118,323

Building Materials – 0.3%
Headwaters, Inc.
149,250	4.500		03/24/22	148,877
Jeld-Wen, Inc.
2,046,767	5.250		10/15/21	2,028,858
MX Holdings US, Inc.
196,030	4.000		08/14/20	193,824
Preferred Proppants LLC
886,154	6.750		07/27/20	339,689
Wilsonart LLC
1,706,444	4.000		10/31/19	1,662,367

				4,373,615

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(h) – (continued)
Chemicals – 0.1%
SK Spice S.a.r.l.(i)
EUR	626,502	0.000%	06/12/21	$ 670,769
Styrolution US Holding LLC
	$707,850	6.500	11/07/19	703,129

				1,373,898

Consumer Products - Household & Leisure – 0.0%
Serta Simmons Holdings LLC
	741,947	4.250	10/01/19	736,850

Consumer Products - Industrial – 0.0%
Harbor Freight Tools USA, Inc.
	132,750	4.750	07/26/19	132,584

Diversified Manufacturing – 0.0%
KP Germany Erste GmbH
	185,034	5.000	04/28/20	184,417

Energy – 0.2%
Chief Exploration & Development LLC
	150,000	7.500	05/12/21	85,500
Drillships Ocean Ventures, Inc.
	1,008,240	5.500	07/25/21	391,530
EFS Cogen Holdings I LLC
	212,264	3.750	12/17/20	206,426
Energy Transfer Equity LP
	165,796	4.000	12/02/19	127,083
KCA Deutag US Finance LLC
	1,275,290	6.250	05/15/20	797,056
Penn Products Terminals LLC
	277,900	4.750	04/13/22	254,973
Seadrill Partners Finco LLC
	1,042,528	4.000	02/21/21	413,884
Templar Energy LLC
	1,469,884	8.500	11/25/20	85,253

				2,361,705

Energy - Exploration & Production – 0.0%
Energy & Exploration Partners, Inc.
	74,656	8.750	11/08/16	74,656
	875,583	7.750	01/22/19	84,275
Murray Energy Corp.
	397,964	7.500	04/16/20	186,920

				345,851

Entertainment – 0.0%
AMC Entertainment, Inc.
	41,895	4.000	12/15/22	41,883

Finance – 0.2%
CeramTec Acquisition Corp.
	1,039,290	4.250	08/30/20	1,028,897
New Millennium Holdco, Inc.
	730,112	7.500	12/21/20	657,101
Walter Investment Management Corp.
	769,482	4.750	12/19/20	595,872

				2,281,870

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(h) – (continued)
Finance Insurance – 0.1%
Hub International Ltd.
$839,334	4.250%	10/02/20	$ 803,066

Food & Beverage – 0.0%
B&G Foods, Inc.
349,000	3.750	11/02/22	348,127

Gaming – 0.3%
AMF Bowling Centers, Inc.
291,241	7.250	09/18/21	286,872
Boyd Gaming Corp.
162,389	4.000	08/14/20	160,794
Caesars Entertainment Operating Co., Inc.
1,052,656	1.500	03/01/17	913,500
Mashantucket (Western) Pequot Tribe
474,698	5.000	07/01/18	343,762
1,713,201	9.375	06/30/20	1,289,184
Mohegan Tribal Gaming Authority
1,141,550	5.500	06/15/18	1,104,861

			4,098,973

Health Care - Medical Products – 0.1%
Carestream Health, Inc.
1,467,649	9.500	12/07/19	1,262,179

Health Care - Services – 0.4%
Acadia Healthcare Co., Inc.
198,000	4.250	02/11/22	196,515
Air Medical Group Holdings, Inc.
871,625	4.250	04/28/22	825,864
American Renal Holdings, Inc.
1,462,197	4.500	09/20/19	1,423,814
Community Health Systems, Inc.
119,100	3.657	12/31/18	117,098
69,195	3.750	12/31/19	66,393
127,317	4.000	01/27/21	122,384
Envision Healthcare Corp.
492,264	4.250	05/25/18	489,714
Ortho-Clinical Diagnostics, Inc.
772,276	4.750	06/30/21	676,900
U.S. Renal Care, Inc.
1,724,174	5.250	12/31/22	1,712,329

			5,631,011

Media - Broadcasting & Radio – 0.1%
AP NMT Acquisition BV
704,752	6.750	08/13/21	611,373
Cumulus Media Holdings, Inc.
370,000	4.250	12/23/20	268,912
iHeart Communications, Inc.
1,551,074	7.178	01/30/19	1,025,120

			1,905,405

Media - Cable – 0.0%
Ziggo N.V.
182,443	3.500	01/15/22	176,720
117,570	3.500	01/15/22	113,881
193,360	3.601	01/15/22	187,294

			477,895

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(h) – (continued)
Media - Non Cable – 0.1%
Affinion Group, Inc.
$939,631	6.750%	04/30/18	$ 846,842
Media General, Inc.
62,486	4.000	07/31/20	62,205

			909,047

Packaging – 0.0%
Ardagh Holdings USA, Inc.
294,750	4.000	12/17/19	291,711
Klockner-Pentaplast of America, Inc.
432,979	5.000	04/28/20	431,537

			723,248

Pharmaceuticals – 0.2%
Lantheus Medical Imaging, Inc.
1,686,525	7.000	06/30/22	1,517,872
Valeant Pharmaceuticals International, Inc.
955,195	4.000	04/01/22	918,077

			2,435,949

Property/Casualty Insurance – 0.1%
York Risk Services Holding Corp.
1,307,257	4.750	10/01/21	1,226,377

Real Estate – 0.1%
Empire Generating Co. LLC
1,401,162	5.250	03/12/21	980,813
102,765	5.250	03/12/21	71,936
GTCR Valor Cos., Inc.
666,281	6.000	05/30/21	659,619

			1,712,368

Retailers – 0.4%
Ascena Retail Group, Inc.
1,700,000	5.250	08/21/22	1,600,550
Dollar Tree, Inc.
525,012	3.500	07/06/22	522,933
82,307	4.250	07/06/22	81,896
Gymboree Corp.
1,455,000	5.000	02/23/18	761,562
Leslie’s Poolmart, Inc.
195,455	4.250	10/16/19	188,982
Staples, Inc.
1,500,000	3.500	04/07/21	1,487,820
The Talbots, Inc.
155,000	9.500	03/19/21	144,537
Toys R US - Delaware, Inc.
1,402,213	9.750	04/24/20	1,079,311
True Religion Apparel, Inc.
96,500	5.875	07/30/19	42,219

			5,909,810

Services Cyclical - Business Services – 0.2%
Koosharem LLC
1,853,494	7.500	05/16/20	1,719,116
Redtop Acquisition Ltd.
98,000	4.500	12/03/20	97,265

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(h) – (continued)
Services Cyclical - Business Services – (continued)
TransUnion LLC
$693,844	3.500%	04/09/21	$ 669,310
Tribune Publishing Co.
845,515	5.750	07/07/21	765,191
Weight Watchers International, Inc.
411,683	4.000	04/02/20	284,156

			3,535,038

Technology - Software – 0.0%
Aricent Technologies Ltd.
446,735	5.500	04/14/21	398,711

Technology - Software/Services – 0.2%
Applied Systems, Inc.
949,124	4.250	01/25/21	929,297
Avago Technologies Cayman Ltd.
2,200,000	4.250	02/01/23	2,163,216
Black Knight InfoServ LLC
151,908	3.750	05/27/22	150,959
BMC Software, Inc.
331,345	5.000	09/10/20	264,307
Equinix, Inc.
59,000	4.000	01/08/23	59,000
MModal Inc.
118,512	9.000	01/31/20	104,883

			3,671,662

Telecommunications - Internet & Data – 0.2%
Asurion LLC
473,771	5.000	05/24/19	445,051
492,424	4.250	07/08/20	448,722
1,575,000	8.500	03/03/21	1,325,252
Level 3 Financing, Inc.
650,000	4.000	01/15/20	648,375

			2,867,400

Textiles – 0.0%
Indra Holdings Corp.
147,614	5.250	04/29/21	137,281
Nine West Holdings, Inc.
482,551	4.750	10/08/19	273,244

			410,525

Transportation – 0.0%
Syncreon Group Holdings B.V.
743,076	5.250	10/28/20	573,565

Utilities – 0.2%
Longview Power LLC
1,373,100	7.000	04/13/21	1,132,808
Texas Competitive Electric Holdings Co.
3,185,585	4.908	10/10/16	921,930
1,687,140	4.500	10/10/17	503,321

			2,558,059

Wireless Telecommunications – 0.0%
Intelsat Jackson Holdings SA
200,000	3.750	06/30/19	191,376

TOTAL BANK LOANS (Cost $65,512,534)			$ 54,600,787

Shares	Description	Value
Preferred Stock – 0.0%
Banks – 0.0%
Sberbank of Russia PJSC
RUB 286,710	0.000%	$ 261,602
(Cost $214,008)

Shares	Description	Expiration Date	Value
Warrant – 0.0%
Commercial Banks* – 0.0%
20,133	JPMorgan Chase & Co.	10/28/2018	$ 379,104

Semiconductors & Semiconductor Equipment – 0.0%
516	MModal, Inc. Warrant A	07/31/2017	5
681	MModal, Inc. Warrant B	07/31/2017	7

TOTAL WARRANT (Cost $371,677)			$ 379,116

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(j) – 38.9%
Repurchase Agreements – 38.9%
Joint Repurchase Agreement Account II
$ 590,400,000	0.350%	02/01/16	$ 590,400,000
(Cost $590,400,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 99.4% (Cost $1,600,574,940)			$1,510,390,265

Shares	Description	Value
Common Stocks Sold Short – (1.3)%
Aerospace & Defense – (0.1)%
5,024	The Boeing Co.	$ (603,533)

Air Freight & Logistics – (0.1)%
5,897	United Parcel Service, Inc. Class B	(549,601)

Automobiles – (0.0)%
13,339	Ford Motor Co.	(159,267)
2,312	General Motors Co.	(68,528)

		(227,795)

Chemicals – (0.0)%
5,760	The Dow Chemical Co.	(241,920)

Commercial Services & Supplies – (0.0)%
8,600	Pitney Bowes, Inc.	(168,388)

Diversified Telecommunication Services – (0.1)%
32,944	AT&T, Inc.	(1,187,961)
7,420	Verizon Communications, Inc.	(370,777)

		(1,558,738)

Electronic Equipment, Instruments & Components – (0.0)%
6,891	Amphenol Corp. Class A	(341,587)
3,464	Belden, Inc.	(147,982)

		(489,569)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks Sold Short – (continued)
Food & Staples Retailing – (0.1)%
16,675	Wal-Mart Stores, Inc.	$ (1,106,553)

Hotels, Restaurants & Leisure* – (0.0)%
10,454	La Quinta Holdings, Inc.	(118,548)

Industrial Conglomerates – (0.0)%
7,322	General Electric Co.	(213,070)

Insurance – (0.0)%
4,764	CNA Financial Corp.	(158,308)

Internet & Catalog Retail – (0.0)%
4,350	Expedia, Inc.	(439,524)

Internet Software & Services – (0.6)%
457,200	Tencent Holdings Ltd.	(8,589,275)

Machinery – (0.1)%
13,218	Deere & Co.	(1,017,918)

Media* – (0.0)%
58,690	Sirius XM Holdings, Inc.	(217,153)

Oil, Gas & Consumable Fuels – (0.0)%
2,456	Exxon Mobil Corp.	(191,200)

Real Estate Investment Trusts – (0.1)%
22,225	DiamondRock Hospitality Co.	(184,467)
12,902	Host Hotels & Resorts, Inc.	(178,693)
16,865	LaSalle Hotel Properties	(373,728)
31,844	Sunstone Hotel Investors, Inc.	(378,307)

		(1,115,195)

Software – (0.1)%
24,955	SAP SE	(1,988,538)

Trading Companies & Distributors – (0.0)%
610	W.W. Grainger, Inc.	(119,981)

TOTAL COMMON STOCKS SOLD SHORT (Cost $21,202,744)		$ (19,114,807)

Exchange Traded Funds Sold Short – (5.0)%
45,959	Consumer Discretionary Select Sector SPDR Fund	$ (3,406,021)
22,980	Health Care Select Sector SPDR Fund	(1,527,481)
61,211	Industrial Select Sector SPDR Fund	(3,059,938)
23,360	iShares Core US Growth ETF	(1,780,733)
38,672	iShares Russell 2000 ETF	(3,979,736)
11,760	iShares US Real Estate ETF	(846,250)
75,853	Materials Select Sector SPDR Fund	(2,940,062)
283,791	SPDR S&P 500 ETF Trust	(55,018,561)
81,547	SPDR S&P Regional Banking ETF	(2,989,513)
25,623	Technology Select Sector SPDR Fund	(1,056,692)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Cost $81,367,798)		$ (76,604,987)

TOTAL SECURITIES SOLD SHORT – (6.3)% (Cost $(102,570,542))		$ (95,719,794)

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.9%		104,757,928

NET ASSETS – 100.0%		$1,519,428,399

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $137,730,256, which represents approximately 9.1% of net assets as of January 31, 2016.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 124,329,751, which represents approximately 8.2% of net assets as of January 31, 2016.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on January 31, 2016.

(f)	Security is currently in default and/or non-income producing.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on January 31, 2016.

(h)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on January 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(j)	Joint repurchase agreement was entered into on January 29, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
THB	— Thai Baht
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ADR	— American Depositary Receipt
CLO	— Collateralized Loan Obligation
ETF	— Exchange Traded Fund
GDR	— Global Depository Receipt
GO	— General Obligation
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At January 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Barclays Bank PLC	EUR	125,000	USD	135,561	$135,571	03/15/16	$9
	USD	3,286,488	EUR	3,010,000	3,264,541	03/15/16	21,947
Citibank NA (London)	USD	8,030,293	RUB	609,981,056	8,021,016	02/29/16	9,277
HSBC Bank PLC	USD	17,442,875	CNY	115,175,304	17,437,593	02/29/16	5,282
Merrill Lynch & Co., Inc.	AUD	41,555,000	USD	28,936,894	29,342,640	03/18/16	405,746
	CAD	33,343,000	USD	23,526,301	23,801,333	03/18/16	275,031
	EUR	7,265,000	USD	7,874,923	7,880,129	03/18/16	5,206
	GBP	1,454,000	USD	2,056,767	2,071,989	03/18/16	15,223
	JPY	1,087,978,000	USD	8,984,164	8,997,531	03/18/16	13,366
	MXN	66,026,000	USD	3,551,825	3,628,042	03/18/16	76,216
	NZD	3,507,000	USD	2,261,220	2,264,434	03/18/16	3,214
	USD	35,314,972	AUD	48,950,000	34,564,366	03/18/16	750,607
	USD	50,587,758	CAD	68,840,000	49,140,261	03/18/16	1,447,498
	USD	43,821,692	CHF	43,206,000	42,263,607	03/18/16	1,558,085
	USD	65,213,335	EUR	59,557,000	64,599,699	03/18/16	613,637
	USD	71,935,425	GBP	47,839,000	68,171,881	03/18/16	3,763,546
	USD	38,486,938	JPY	4,581,985,000	37,892,817	03/18/16	594,120
	USD	19,473,697	MXN	334,711,000	18,391,926	03/18/16	1,081,769
	USD	16,745,556	NZD	25,158,000	16,244,261	03/18/16	501,297
Morgan Stanley & Co. International PLC	EUR	1,089,000	USD	1,179,195	1,181,930	04/08/16	2,735
	USD	3,086,498	CHF	3,024,000	2,960,845	04/08/16	125,653
	USD	11,541,232	EUR	10,451,000	11,342,842	04/08/16	198,390
Standard Chartered Bank	RUB	21,688,209	USD	275,756	285,192	02/29/16	9,436
	USD	4,668,612	CNY	30,822,176	4,666,492	02/29/16	2,121

TOTAL							$11,479,411

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Barclays Bank PLC	EUR	65,000	USD	71,104	$70,497	03/15/16	$(608)
Commonwealth Bank of Australia	CNY	6,703,885	USD	1,016,125	1,014,971	02/29/16	(1,154)
	USD	582,936	BRL	2,364,971	586,180	02/29/16	(3,244)
Deutsche Bank AG (London)	CNY	218,988,787	USD	33,195,208	33,155,002	02/29/16	(40,206)
Merrill Lynch & Co., Inc.	AUD	12,675,000	USD	9,064,003	8,950,016	03/18/16	(113,985)
	CAD	3,401,000	USD	2,446,549	2,427,746	03/18/16	(18,802)
	CHF	10,560,000	USD	10,507,490	10,329,669	03/18/16	(177,820)
	EUR	27,166,000	USD	29,730,700	29,466,150	03/18/16	(264,550)
	GBP	19,796,000	USD	28,815,382	28,209,840	03/18/16	(605,546)
	JPY	9,659,884,000	USD	81,181,305	79,886,821	03/18/16	(1,294,485)
	MXN	21,004,000	USD	1,205,491	1,154,142	03/18/16	(51,350)
	NZD	45,438,000	USD	30,515,871	29,338,844	03/18/16	(1,177,027)
	USD	12,116,496	AUD	17,345,000	12,247,578	03/18/16	(131,082)
	USD	1,540,822	CAD	2,203,000	1,572,574	03/18/16	(31,751)
	USD	22,832,854	EUR	21,188,000	22,981,990	03/18/16	(149,138)
	USD	824,387	GBP	579,000	825,091	03/18/16	(704)
	USD	53,772,939	JPY	6,519,020,000	53,912,012	03/18/16	(139,073)
	USD	1,038,618	MXN	19,097,000	1,049,355	03/18/16	(10,737)
	USD	15,956,124	NZD	24,935,000	16,100,269	03/18/16	(144,147)
Morgan Stanley & Co. International PLC	CHF	371,000	USD	375,854	363,252	04/08/16	(12,602)
	EUR	1,921,000	USD	2,095,651	2,084,930	04/08/16	(10,722)
Standard Chartered Bank	CNY	48,660,008	USD	7,372,170	$7,367,147	02/29/16	$(5,023)
UBS AG (London)	USD	3,350,481	RUB	264,416,166	3,476,971	02/29/16	(126,490)

TOTAL							$(4,510,246)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At January 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Australian 10 Year Government Bonds	148	March 2016	$13,555,593	$48,261
CAC40 Index	(134)	February 2016	(6,403,107)	(58,420)
Canadian Dollar	(35)	March 2016	(2,497,950)	(26,590)
Canada 10 Year Government Bonds	397	March 2016	40,479,320	484,961
Copper	(22)	March 2016	(1,136,850)	(20,922)
Corn	110	March 2016	2,046,000	23,801
Crude Oil	13	February 2016	437,060	26,975
DAX Index	(16)	March 2016	(4,227,471)	146,221
DJIA E-Mini Index	(99)	March 2016	(8,096,220)	(60,197)
Euro FX	(192)	March 2016	(26,012,400)	(35,680)
Euro Stoxx 50 Index	(132)	March 2016	(4,329,908)	127,699
Eurodollars	2,634	June 2017	651,947,925	558,848
FTSE 100 Index	(109)	March 2016	(9,329,713)	(93,038)
Gold 100 Oz	30	April 2016	3,349,200	(8,300)
Japanese Yen	(958)	March 2016	(98,955,412)	43,144
Natural Gas	(21)	February 2016	(482,580)	(42,245)
NASDAQ 100 E-Mini Index	61	March 2016	5,200,860	44,548
Nikkei 225 Index	(14)	March 2016	(2,039,896)	(105,590)
Russell 2000 Mini Index	(115)	March 2016	(11,861,100)	699,721
S&P 500 E-Mini Index	(63)	March 2016	(6,079,815)	2,649
Topix Index	(18)	March 2016	(2,139,512)	(141,220)
U.S. Long Bonds	148	March 2016	23,832,625	251,947
3 Month Euribor Interest Rate	1,315	June 2017	357,256,826	196,257
3 Month Sterling Interest Rate	1,380	June 2017	243,951,659	638,448
10 Year German Euro-Bund	323	March 2016	57,157,149	1,336,620
10 Year U.K. Long Gilt	26	March 2016	4,457,541	80,422
5 Year U.S. Treasury Notes	(82)	March 2016	(9,895,094)	(164,817)
10 Year U.S. Treasury Notes	211	March 2016	27,340,984	127,631

TOTAL				$4,081,134

SWAP CONTRACTS — At January 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at January 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Barclays Bank PLC	BHP Billiton Ltd., 6.500%, 04/01/19	625	(1.000)%	12/20/20	2.282%	30,285	5,132
	Nordstrom, Inc., 6.950%, 03/15/28	1,318	(1.000)	12/20/20	1.256	19,419	(5,404)
JPMorgan Securities, Inc.	Macy’s, Inc., 7.450%, 07/15/17	1,285	(1.000)	12/20/20	1.856	80,807	(30,597)
	Devon Engy Corp., 7.950%, 04/15/32	320	(1.000)	12/20/20	5.935	55,301	8,589

TOTAL						$185,812	$(22,280)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)

JPMorgan Securities, Inc.		$55	R. E. Iboxhy	03/20/16	0.498%	$—	$(67,105)
Morgan Stanley & Co.
		703	Accenture PLC - Class A	12/18/17	0.000	—	(22,526)
		1,060	Align Technology, Inc.	12/18/17	0.000	—	(61,848)
		231	ALRM CFD	12/18/17	0.000	—	—
		409	C.H. Robinson Worldwide, Inc.	12/18/17	0.000	—	(12,769)
		475	Cardtronics, Inc.	12/18/17	0.000	—	15,589
		922	CGI Group, Inc. - Class A	12/18/17	0.000	436	(86,506)
		945	Cimpress NV	12/18/17	0.000	—	(22,283)
		503	Core Laboratories NV	12/18/17	0.000	—	(17,224)
		154	Credit Acceptance Corp.	12/18/17	0.000	—	811
		1,591	Dean Foods Co.	12/18/17	0.000	—	(186,340)
	CAD	762	Dollarama, Inc.	12/18/17	0.000	(229)	11,970
		$553	Dorman Products, Inc.	12/18/17	0.000	—	19,561
		682	Fastenal Co.	12/18/17	0.000	—	(39,275)
		491	FTD Cos., Inc.	12/18/17	0.000	—	4,206
		768	Generac Holdings, Inc.	12/18/17	0.000	—	(871)
		18	Gogo, Inc.	12/18/17	0.000	(11,353)	(1,119)
		1,935	Healthcare Services Group	12/18/17	0.000	—	(63,981)
		697	Investors Real Estate Trust	12/18/17	0.000	—	18,236
		453	iShares MSCI Emerging Market	12/18/17	0.000	—	(26,056)
		1,663	iShares Russell 2000	12/18/17	0.000	—	62,448
		811	Lincoln Electric Holdings	12/18/17	0.000	—	(73,109)
		1,160	Mccormick & Co.	12/18/17	0.000	—	(61,285)
		369	Mobileye NV	12/18/17	0.000	—	84,750
		1,240	National Retail Properties	12/18/17	0.000	—	(82,485)
		456	Now, Inc.	12/18/17	0.000	—	9,796
		597	Paychex, Inc.	12/18/17	0.000	(131)	25,279
		1,041	Petmed Express, Inc.	12/18/17	0.000	—	(61,791)
		753	Prestige Brands Holdings, Inc.	12/18/17	0.000	(351)	37,410
		326	Ritchie Bros Auctioneers	12/18/17	0.000	—	(1,930)
		609	Smith (A.O.) Corp.	12/18/17	0.000	(679)	7,102
		2,350	SPDR S&P 500 ETF Trust	12/18/17	0.000	—	12,250
		567	SPDR S&P Regional Banking	12/18/17	0.000	—	(20,578)
		271	Transocean Ltd.	12/18/17	0.000	—	6,842
		311	Weis Markets, Inc.	12/18/17	0.000	—	(147)
		995	World Wrestling Entertainment - Class A	12/18/17	0.000	—	(36,292)

TOTAL						$(12,307)	$(629,270)

#	The Fund receives quarterly coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

TAX INFORMATION — At January 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,613,390,282

Gross unrealized gain	127,722,863
Gross unrealized loss	(230,722,880)

Net unrealized security loss	$(103,000,017)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Multi-Manager Alternatives Fund — The Goldman Sachs Cayman Commodity - MMA, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 14, 2014 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 3, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of January 31, 2016, the Fund’s net assets were $1,519,428,399, of which, $45,687,231, or 3.0%, represented the Subsidiary’s net assets.

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

ii. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of defaults and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments —To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The Investment Manager did not develop the unobservable inputs (examples include but are not limited to single source broker quaotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of January 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$8,806,315	$—
Asia	2,929,981	10,207,344	—
Australia and Oceania	868,530	836,337	—
Europe	38,743,724	67,568,807	—
North America	410,101,616	22,215	—
Fixed Income
Corporate Obligations	—	257,281,673	—
Asset-Backed Securities	—	1,136,715	—
Municipal Debt Obligations	—	2,383,914	—
U.S. Treasury Obligations	64,123,191	—	—
Bank Loans	—	50,239,352	4,361,435
Warrants	—	379,104	12
Short-term Investments	—	590,400,000	—
Total	$516,767,042	$989,261,776	$4,361,447
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	$—	$(8,589,275)	$—
Europe		(1,988,538)	—
North America	(8,536,994)		—
Exchange Traded Funds(a)	—	(76,604,987)	—
Total	$(8,536,994)	$(87,182,800)	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$11,479,411	$—
Futures Contracts	4,838,153	—	—
Credit Default Swap Contracts	—	13,721	—
Total Return Swap Contracts	—	316,250	—
Total	$4,838,153	$11,809,382	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(4,510,246)	$—
Futures Contracts	(757,019)	—	—
Credit Default Swap Contracts	—	(36,001)	—
Total Return Swap Contracts	—	(945,520)	—
Total	$(757,019)	$(5,491,767)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At January 31, 2016, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of February 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$590,400,000	$590,405,745	$603,455,775

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

REPURCHASE AGREEMENTS — At January 31, 2016, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.370%	$156,697,139
Citigroup Global Markets, Inc.	0.350	124,777,352
Merrill Lynch & Co., Inc.	0.350	160,933,766
Merrill Lynch & Co., Inc.	0.330	147,991,743
TOTAL		$590,400,000

At January 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 7.000%	06/01/19 to 10/01/45
Federal National Mortgage Association	2.500 to 7.500	04/01/26 to 11/01/44
Government National Mortgage Association	3.000 to 6.000	02/15/29 to 08/15/45
U.S. Treasury Note	2.250	11/15/25

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk —The Multi-Manager Alternatives Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The IRS has issued such private letter rulings to the Multi-Manager Alternatives Fund. Based on such rulings, the Fund may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries (currently, only the Multi-Manager Alternatives Fund invest in subsidiaries). Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Multi-Manager Alternatives Fund has obtained an opinion of counsel that the Funds’ income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust II

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date March 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date March 30, 2016

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date March 30, 2016

*	Print the name and title of each signing officer under his or her signature.